Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made as of this 30th day of June,  2022, by and among (i) PNG COMPANIES LLC, a Delaware limited liability company (“Borrower”), (ii) the several banks and other financial institutions or entities parties on the date hereof to the Existing Credit Agreement (as defined below) and listed on the signature pages hereto as an  “Existing Lender” (each an “Existing Lender” and, collectively, the “Existing Lenders”), (iii) the new lender joining the Existing Credit Agreement on the date hereof and listed on the signature pages hereto as the “New Lender” (the “New Lender” and, together with the Existing Lenders, each a “Lender” and collectively, the “Lenders”) and (iv) PNC BANK, NATIONAL ASSOCIATION in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

BACKGROUND

A.The Borrower, the Administrative Agent and the Existing Lenders are parties to a  Credit Agreement, dated as of November 25, 2020 (as heretofore amended, supplemented, modified, or restated, including by the First Amendment to Credit Agreement, dated as of November 5, 2021, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Agreement and as may be further amended, supplemented, modified or restated from time to time, the “Amended Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility in an aggregate amount of $100,000,000 (the “Existing Facility”).  The loans under the Existing Facility are evidenced by the Borrower’s Notes to the Lenders in the aggregate principal amount of $100,000,000.

B.The Borrower has requested that the New Lender join the Existing Credit Agreement as a Lender.

C.In addition, the Borrower, the Administrative Agent and the Lenders desire to (i) extend the Revolving Commitment  Termination Date; (ii) increase the aggregate amount of the Revolving Commitments to $300,000,000; and (iii) modify certain other provisions of the Existing Credit Agreement, all on the terms and subject to the conditions herein set forth.

NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

1.Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Amended Credit Agreement.

2.Amendments to Existing Credit Agreement.  Effective on June 30, 2022 (the “Second Amendment Effective Date”), the Existing Credit Agreement shall be amended as follows:

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(a)The Cover Page shall be amended to insert in the upper right hand corner the following:

CUSIP No. 69349CAP3
REVOLVER CUSIP No. 69349CAQ15.

(b)The first WHEREAS clause shall be amended and restated to read in full as follows:

WHEREAS, the Borrower has requested, and the Lenders have agreed, to make available a revolving facility in an aggregate amount, as of the Second Amendment Effective Date, of $300,000,000, the proceeds of which shall be used for (i) purchases of natural gas inventory and/or (ii) other working capital needs and general corporate purposes of the Borrower and its Subsidiaries.

(c)The following definitions in Section 1.1 shall be amended and restated to read in full as follows:

“Anti-Corruption Laws”: all laws, rules and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including without limitation, the Foreign Corrupt Practices Act of 1977 and the U.K. Bribery Act of 2010 and the rules and regulations thereunder.

“Borrowing Request”: with respect to any request for borrowing of Revolving Loans hereunder, a notice from the Borrower, substantially in the form of, and containing the information prescribed by, Exhibit F (or such other form approved by the Administrative Agent) delivered to the Administrative Agent, which Borrowing Request shall, unless otherwise agreed by the Administrative Agent and the Borrower, detail whether the proceeds of such Revolving Loan are being used for (a) purchases of natural gas inventory or (b) other working capital needs and general corporate purposes.

“Revolving Commitment Termination Date”: June 29, 2023.

“Sanctioned Country”: any country, territory, or region that is the subject of sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, which countries, territories, and regions include,

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as of the Second Amendment Effective Date, the Crimea region of Ukraine, Cuba, Iran, North Korea, Syria, and the separatist-controlled portions of the Donetsk and Luhansk regions of Ukraine.

“Sanctioned Person”: at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or by the United Nations Security Council, the European Union, the United Kingdom or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person described in the foregoing clauses (a) and (b).

“Sanctions”: economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority with jurisdiction over any Lender, the Borrower or any of its or their Subsidiaries.

“Swingline Sublimit”: 30,000,000.

“Total Revolving Commitments”: at any time, the aggregate amount of the Revolving Commitments then in effect.  The amount of the Total Revolving Commitments as of the Second Amendment Effective Date is $300,000,000.

(d)The following definitions are hereby added to Section 1.1 in the appropriate alphabetical order:

“Second Amendment”: the Second Amendment to Credit Agreement by and among the Borrower, the Lenders party thereto and the Administrative Agent, dated as of the Second Amendment Effective Date.

“Second Amendment Effective Date” means June 30, 2022.

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(e)Section 2.8 shall be amended by deleting the phrase “six (6) Borrowing Tranches” the one time it appears therein and inserting in lieu thereof the phrase “eight (8) Borrowing Tranches”.

(f)Section 2.13 shall be amended to insert at the end of such Section a new clause (d) reading in full as follows:

(d)Notwithstanding any other provision of this Agreement, if any Lender shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful or impracticable, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its lending office to perform its obligations hereunder to make BSBY Rate Loans or to fund or maintain BSBY Rate Loans hereunder, (i) each BSBY Rate Loan will automatically, upon such demand, convert into a ABR Loan and (ii) the obligation of the Lenders to make BSBY Rate Loans or to convert Loans into BSBY Rate Loans shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist; provided,  however, that before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different lending office if the making of such a designation would allow such Lender or its lending office to continue to perform its obligations to continue to fund or maintain BSBY Rate Loans and would not, in the judgment of such Lender, subject such Lender to any unreimbursed cost or expense or otherwise be disadvantageous to such Lender.

(g)Section 4.21(a) shall be amended by (i) deleting the word “and” immediately after the phrase “the Bank Secrecy Act, 31, U.S.C. §5311 et.  seq.,” and (ii) inserting at the end of such Section immediately after the words “Public Law 107-56” the following:

, the International Emergency Economic Powers Act, 50 U.S.C. 1701, et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1, et seq., 18 U.S.C. § 2332d, and 18 U.S.C. § 2339B and the laws administered by the United States Treasury Department’s Office of Foreign Asset Control, and any regulation, order or directive promulgated, issued or enforced pursuant to any such law (as any of the foregoing may from time to time be amended, renewed, extended, or replaced).

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(h)Section 6.9 shall be amended and restated to read in full as follows:

6.9Use of Proceeds.  Ensure that proceeds of Loans shall be used for (i) the purchase of natural gas inventory and/or (ii) other working capital needs and other general corporate purposes of the Borrower and its Subsidiaries.

(i)Section 9 shall be amended by inserting at the end thereto a new Section 9.13 which shall read in full as follows:

9.13No Advisory or Fiduciary Relationship.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that:  (a) (i) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and any Arranger, any Bookrunner, the Administrative Agent or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether any Arranger, any Bookrunner, the Administrative Agent, or any Lender has advised or is advising the Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by any Arranger, any Bookrunner, the Administrative Agent, and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Arrangers, the Bookrunners, the Administrative Agent, and the Lenders, on the other hand, (iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) each of the Arrangers, the Bookrunners, the Agent, and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person; (ii) none of the Arrangers, the Bookrunners, the Administrative Agent, and the Lenders has any obligation to the Borrower or any of the Borrower’s Affiliates with respect to the transactions contemplated hereby except those obligations

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expressly set forth herein and in the other Loan Documents; and (iii) the Arrangers, the Bookrunners, the Administrative Agent, and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Arrangers, the Bookrunners, the Administrative Agent, and the Lenders has any obligation to disclose any of such interests to the Borrower or its Affiliates.  To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against any of the Arrangers, the Bookrunners, the Administrative Agent, and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

(j)The address for the Borrower in Section 10.2 shall be amended and restated to read in full as follows:

Borrower:	PNG Companies LLC 375 North Shore Drive, Suite 600 Pittsburgh, PA 15212 Attention: Kim Edvardsson, Vice President, Finance Email: kim.edvardsson@peoples-gas.com

(k)Schedule 1.1(A) to the Existing Credit Agreement shall be amended and restated to read in full as set forth on Exhibit A hereto.

(l)Exhibit F to the Existing Credit Agreement (Form of Borrowing Request) shall be amended and restated to read in full as set forth on Exhibit B hereto.

(m)Exhibit H to the Existing Credit Agreement (Form of Conversion/Continuation Notice) shall be amended and restated to read in full as set forth on Exhibit C hereto.

3.New Notes; Second Amendment Documents.  The Borrower shall execute and deliver to the Administrative Agent on the Second Amendment Effective Date (a)(i) for each Existing Lender whose Revolving Commitment is changing, an amended and restated revolving note and (ii) for the New Lender, a revolving note, in each case, in an amount equal to the amount of such Lender’s Revolving Commitment after giving effect to this Agreement (the revolving notes referred to in clauses (i) and (ii) being collectively referred to herein as the “Revolving Notes” and each as a “Revolving Note”) and (b) an amended and restated swingline note in favor of PNC, as the Swing  Line Lender (the “Swingline Note” and together with the Revolving Notes, collectively, the “New Notes”).  This Agreement, together with the New Notes, are collectively referred to

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herein as the “Second Amendment Documents” and, individually, as a “Second Amendment Document”.

4.New Lender.  The New Lender (i) confirms that a copy of the Existing Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and provide a Revolving Commitment, have been made available to the New Lender, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any other agent or arranger listed on the cover page to the Amended Credit Agreement or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement and the other Loan Documents, including this Agreement and the other Second Amendment Documents, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (iv) acknowledges and agrees that effective on and as the Second Amendment Effective Date, the New Lender shall be a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

5.Second Amendment Effective Date Reallocations; Treatment of Outstanding Loans.

(a)On the Second Amendment Effective Date (i) all “Revolving Loans” (as defined in the Existing Credit Agreement) made under the Existing Credit Agreement which are outstanding on the Second Amendment Effective Date shall continue as Revolving Loans under (and shall be governed by the terms of) the Amended Credit Agreement and shall have the same Interest Periods as in effect under the Existing Credit Agreement, (ii) all obligations constituting “Obligations” under and as defined in the Existing Credit Agreement or any Loan Document with any Lender which are outstanding on the Second Amendment Effective Date and are not being paid on such date shall continue as Obligations under the Amended Credit Agreement and the other Loan Documents and (iii) the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s credit and loan exposure under the Existing Credit Agreement as are necessary in order that such Lender’s pro rata share of the outstanding Loans thereunder reflect such Lender’s pro rata share of the outstanding aggregate Loans on the Second Amendment Effective Date based on its Revolving Percentage, provided, however, that for the avoidance of doubt, each Existing Lender under this Agreement agrees to waive any right to compensation under Section 2.15 of the Amended Credit Agreement in connection with the reallocation and transactions described above.

(b)On the Second Amendment Effective Date, to the extent necessary, each Lender (including the New Lender) shall fund Revolving Loans (or receive payment of its “Revolving Loans”, as defined in the Existing Credit Agreement) such that immediately after

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giving effect to this Agreement, the Revolving Loans of each of the Lenders on the Second Amendment Effective Date are equal to its Revolving Percentage of the Revolving Loans of all of the Lenders outstanding on the Second Amendment Effective Date.  The requirements in respect of minimum borrowing, pro rata borrowing and pro rata payment requirements contained in the Amended Credit Agreement shall not apply to the transactions effect pursuant to this Section 4.

6.No Novation.  This Agreement shall not constitute a termination of the Existing Credit Agreement nor a novation of any indebtedness or other obligations owing to the Administrative Agent or any Lender under the Existing Credit Agreement.

7.Borrower’s Ratification.  The Borrower agrees that it has no defenses, set-offs, counterclaim or challenge against the Lenders or the Administrative Agent or their respective officers, directors, employees, agents or attorneys, with respect to the Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms.  The Borrower hereby ratifies and confirms its obligations under the Loan Documents as amended hereby and agrees that the execution and delivery of this Agreement does not in any way diminish or invalidate any of its obligations thereunder.

8.Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)Immediately before giving effect to this Agreement, the representations and warranties of the Borrower set forth in the Existing Credit Agreement, and immediately after giving effect to this Agreement, the representations and warranties of the Borrower set forth in the Amended Credit Agreement and the other Loan Documents, are in each case true and correct in all material respects (it being understood that the materiality qualifier shall not be applicable with respect to any clause of any representation or warranty which itself contains a materiality qualification) as of the Second Amendment Effective Date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct in all material respects (or all respects, as applicable) on and as of the specific dates or times referred to therein);

(b)Immediately before giving effect to this Agreement, there exists no Default or Event of Default under the Existing Credit Agreement, and immediately after giving effect to this Agreement there exists no Default or Event of Default under the Amended Credit Agreement;

(c)Each of this Agreement (including the Amended Credit Agreement) and each New Note has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms; and

(d)No consent, approval or authorization of, filing, registration or recording with, notice to or other act by or in respect of, any Governmental Authority or any other

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Person is required in connection with the execution, delivery or performance by the Borrower of this Agreement, the Amended Credit Agreement or the New Notes (except for those which have been obtained on or prior to the date hereof).

All of the above representations and warranties shall survive the making of this Agreement.

9.Conditions Precedent.  The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Administrative Agent and its counsel, of the following conditions precedent on or before the Second Amendment Effective Date:

(a)The Administrative Agent shall have received the following, all of which shall be in form and substance satisfactory to the Administrative Agent and shall be duly completed and executed by the Borrower, the Administrative Agent and the Lenders, as applicable:

(i)This Agreement;

(ii)The New Notes;

(iii)Copies, certified by an officer of the Borrower as of a recent date, of resolutions of the board of directors of the Borrower in effect on the date hereof authorizing the execution, delivery and performance of this Agreement, the New Notes and the other documents and transactions contemplated hereby and the performance of the Amended Credit Agreement;

(iv)Copies, certified by an officer of the Borrower as of a recent date, of the certificate of formation and limited liability company agreement of the Borrower as in effect on the Second Amendment Effective Date, or a certificate stating that there have been no changes to any such documents since the most recent date true and correct copies thereof were delivered to the Administrative Agent;

(v)A good standing certificate for the Borrower in the State of its formation dated as of a recent date;

(vi)State-level Uniform Commercial Code lien searches with respect to the Borrower in its jurisdiction of organization and with results reasonably acceptable to the Administrative Agent;

(vii)Insurance certificates satisfying the requirements of Section 4.2 of the Security Agreement and evidencing that all necessary insurance is in place or will be in effect by the

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Second Amendment Effective Date, so long as such insurance is reasonably available in the commercial insurance market and typically maintained by similarly situated companies in the same industry;

(viii)An executed legal opinion of counsel to the Borrower, reasonably satisfactory in form and substance to the Administrative Agent and its counsel;

(ix)If the Borrower qualifies as a legal entity customer under the Beneficial Ownership Regulations, an executed Certificate of Beneficial Ownership for the Borrower and, in any case, such other documentation and other information requested by the Administrative Agent and the Lenders in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act; and

(x)Such additional documents, certificates and information as the Administrative Agent or the Lenders may require pursuant to the terms hereof or otherwise reasonably request.

(b)The Administrative Agent shall have received such fees as shall have been agreed.

(c)The Administrative Agent shall have received, to the extent invoiced, reimbursement of all fees and expenses of counsel to the Administrative Agent required to be paid or reimbursed by the Borrower hereunder.

All of the foregoing fees shall be in all respects, fully earned, due and payable on the Second Amendment Effective Date and non-refundable and non-creditable thereafter.

10.Integration.  This Agreement constitutes the sole agreement of the parties hereto with respect to the transactions contemplated hereby and shall supersede all oral negotiations and the terms of prior writings with respect thereto.  From and after the Second Amendment Effective Date, all references in the Amended Credit Agreement and each of the other Loan Documents to the Credit Agreement or the other Loan Documents modified hereby shall be deemed to be references to the Amended Credit Agreement and such other Loan Documents as modified hereby.  This Agreement and the New Notes shall each constitute a Loan Document for all purposes under the Amended Credit Agreement and each of the other Loan Documents.

11.Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such

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prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.Miscellaneous.

(a)The Borrower agrees to pay all of the Administrative Agent’s reasonable out-of-pocket fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent.

(b)All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to the Administrative Agent and the Lenders in connection therewith shall remain unaltered and in full force and effect except as expressly modified or amended hereby.  To the extent that any term or provision of this Agreement is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.

(c)The execution, delivery and effectiveness of this Agreement and the New Notes shall neither operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

(d)In consideration of the Administrative Agent’s and the Lenders’ agreement to amend the existing revolving credit facility on the terms hereof, the Borrower hereby waives and releases the Administrative Agent and the Lenders and their respective officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or failure whatsoever and howsoever arising that it ever had up until, or has as of, the date of this Agreement.

(e)This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

(f)This Agreement shall be governed by and construed according to the laws of the State of New York.

(g)This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

(h)The headings used in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(i)This Agreement may be executed in one or more counterparts, each of which counterparts when executed and delivered shall be deemed to be an original, and all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of a

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signature page to this Agreement by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.

(j)No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

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IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Lenders have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

PNG COMPANIES LLC

By:   /s/ Stan Szczygiel

Name:  Stan Szczygiel

Title:  SVP Finance and Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:   /s/ Domenic D’Ginto

Name:  Domenic D’Ginto

Title:  Managing Director

Signature Page to Second Amendment to Credit Agreement

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EXISTING LENDERPNC BANK, NATIONAL ASSOCIATION,

as Swing Line Lender and as a Lender

By:   /s/ Domenic D’Ginto

Name:  Domenic D’Ginto

Title:  Managing Director

Signature Page to Second Amendment to Credit Agreement

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EXISTING LENDERTD BANK, N.A.

By:   /s/ Jennifer L. Suspenski

Name:  Jennifer L. Suspenski

Title:  Vice President

Signature Page to Second Amendment to Credit Agreement

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NEW LENDERCITIZENS BANK, N.A.

By:   /s/ Leslie D. Broderick

Name:  Leslie D. Broderick

Title:  Senior Vice President

Signature Page to Second Amendment to Credit Agreement

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EXHIBIT A TO SECOND AMENDMENT

SCHEDULE 1.1A TO CREDIT AGREEMENT

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Schedule 1.1A
to Credit Agreement

Revolving Commitments

Name of Lender	Revolving Commitment
PNC Bank, National Association	$116,666,667.00
TD Bank, N.A.	$116,666,667.00
Citizens Bank, N.A.	$66,666,666.00
Total:	$300,000,000.00

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EXHIBIT B TO SECOND AMENDMENT

FORM OF BORROWING REQUEST

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EXHIBIT F

FORM OF BORROWING REQUEST

PNC Bank, National Association,

as Administrative Agent

for the Lenders referred to below

Agency Services

PNC Bank, National Association

Mail Stop: P7-PFSC-05-W

500 First Avenue

Pittsburgh, PA 15219

Attention: Agency Services

Telecopy: (412) 768-0423

Telephone: (412) 715-2006

[Date]

Dear Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of November 25, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PNG Companies LLC, the Lenders party thereto, and PNC Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  Terms defined in the Credit Agreement are used herein with the same meanings.  The Borrower hereby requests to borrow Revolving Loans under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such borrowing of Revolving Loans requested hereby:

1.Principal amount of Revolving Loan :____________________

2.Date of Revolving Loan (which is a Business Day) :__________________

3.Type of Revolving Loan :____________________

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4.Interest Period :____________________

5.Location and number of Borrower’s account at Administrative Agent to which proceeds of borrowing are to be disbursed:____________________

6.The proceeds of the Revolving Loan will be used:

☐For purchases of natural gas inventory

☐For other working capital needs and general corporate purposes

The Borrower hereby represents and warrants as of the date of the making of such Revolving Loan, that the conditions set forth in Section 5.2 of the Credit Agreement have been satisfied or waived.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the Borrower has executed and delivered this Borrowing Request as of the date first written above.

Very truly yours,

PNG COMPANIES LLC

By:____________________________

Name:

Title:

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EXHIBIT C TO SECOND AMENDMENT

FORM OF CONVERSION/CONTINUATION NOTICE

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EXHIBIT H

FORM OF CONVERSION/CONTINUATION NOTICE

PNC Bank, National Association,

as Administrative Agent

under the Credit Agreement

referred to below

Agency Services

PNC Bank, National Association

Mail Stop: P7-PFSC-05-W

500 First Avenue

Pittsburgh, PA 15219

Attention: Agency Services

Telecopy: (412) 768-0423

Telephone: (412) 715-2006

Date: [•]

The undersigned, PNG Companies LLC (the “Borrower”) refers to the Credit Agreement, dated as of November 25, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto, and PNC Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The undersigned hereby requests (select one):

a conversion of a BSBY Rate Loan to an ABR Loan,

a conversion of an ABR Loan to a BSBY Rate Loan, or

a continuation of a BSBY Rate Loan

1.on ____________________ (a Business Day),

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2.[and in the amount of $____________ to be converted into an ABR Loan.] [in the amount of $____________ to be converted into or continued as a BSBY Rate Loan, and]

3.[with an Interest Period of _____________ months.]

4.The original proceeds of the Revolving Loan that are being continued or converted hereby were used for:

 The purchase natural gas inventory

Other working capital needs and general corporate purposes.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the Borrower has executed and delivered this Conversion/Continuation Notice as of the date first written above.

PNG COMPANIES LLC By: Name: Title:

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